                                                                    EXHIBIT 10.5

B. BRAUN MEDICAL INC.                    LEASE AGREEMENT (Contract No._________)

================================================================================


This LEASE AGREEMENT (the "Lease") is made this 12th day of May 2003 by and between B. Braun Medical Inc., a Pennsylvania corporation ("B.Braun") whose address is 824 Twelfth Avenue, Bethlehem, PA 18018 and Curaflex Health Services, Inc. ("Customer"). Any reference to "Lease" shall mean this Infusion System Lease Agreement and any and all Schedules, Supplements and Addenda attached at any time hereto.


Curaflex Health Services, Inc.             c/o Medical Specialties
---------------------------------------    ------------------------------------
(Name of Account)                          (Customer's shipping address)

1675 Broadway Suite 900                    704 Oak Creek Drive
---------------------------------------    ------------------------------------
(Street, State and Zip Code)

Denver, Colorado 80202    58-1813486       Lombard, Illinois 60148
----------------------   --------------    ------------------------------------
                         (Federal ID #)

================================================================================

1. PRODUCTS. Subject to the terms and conditions of this Lease, B.Braun shall furnish the following equipment (the "Leased Products") to Customer:

      QUANTITY    CATALOG/ REORDER #         DESCRIPTION        PRICE PER UNIT    EXTENDED PRICE
      --------    ------------------         -----------        --------------    --------------
        1000           637-102          VISTA BASIC IV PUMPS       $1,502.00       $1,502,000.00

B.Braun will also credit Customer for returning the following products to B.Braun as a trade in:

        1000          TRADE INS           BAXTER 3030 PUMPS        $ (250.00)      $ (250,000.00)

------------------------------------------
TOTAL EXTENDED PRICE        $1,502,000.00
    LESS TRADE-IN           $ (250,000.00)
NET EXTENDED PRICE          $1,252,000.00
LEASE FINANCE CHARGE        $  139,723.20
EXTENDED LIMITED WARRANTY   $   96,000.00
                            -------------
TOTAL LEASE AMOUNT          $1,487,723.20
-----------------------------------------


     Customer shall ship or cause to be shipped all trade-in products to B.Braun within seventy-five (75) days of its receipt of the Leased Products. If the trade-in products are not sent to B.Braun as required herein, Customer will not receive a trade-in credit for the amount of the shortfall, and the trade-in credit will be reduced appropriately, and this Lease will be amended to reflect the adjusted Lease Finance Charge, Total Lease Amount, and Monthly Lease Payments. Customer represents and warrants that it or one of its affiliates has good and marketable title to the trade-in products and that such products shall be shipped to B.Braun, free and clear of all liens and encumbrances.

2. LEASE CHARGE. Customer shall pay B.Braun the Total Lease Amount in equal monthly installments as follows:

                    (a)  $15,463.59 for months 1 through 12 of the Term;

                    (b)  $35,763.14 for months 13 through 24 of the Term; and

                    (c)  $72,749.93 for months 25 through 36 of the Term

(the "Monthly Lease Payments"). For each month, B.Braun shall deliver to Customer an invoice reflecting the Monthly Lease Payment due for such month. Payment terms of each Monthly Lease Payment shall be net thirty (30) days irrespective of the payment terms set forth on any invoice provided by B.Braun. Customer shall make all Monthly Lease Payments regardless of whether Customer receives an invoice from B.Braun. In addition to the Total Lease Amount, Customer shall pay and be solely liable for any and all applicable sales, use, privilege, excise, personal property or other taxes imposed or levied in connection with this Lease or the Leased Products, whether federal, state or local, and such taxes shall be separately stated in the monthly invoice provided by B.Braun.

If Customer fails to pay any Monthly Lease Payment when due under this Lease, then, in addition to paying the Monthly Lease Payment, Customer shall pay B.Braun a late charge equal to five percent (5%) of the Monthly Lease Payment that is delinquent until such Monthly Lease Payment is paid (and such late charge shall be included in the Total Lease Amount due under this Lease). Customer agrees that the late charge is a reasonable approximation of the internal administrative costs incurred by B.Braun as a result of Customer's delinquency in the timely payment of a Monthly Lease Payment. Customer shall be liable for and shall reimburse B.Braun for its reasonable costs and attorneys' fees and expenses incurred by B.Braun for collection of overdue amounts or enforcement of its rights under this Lease.

This Lease is a non-cancelable net lease, and Customer's obligations to pay the Total Lease Amount and other amounts due hereunder are absolute and unconditional. Customer shall not be entitled to any abatement, reduction or offset with respect to its obligations under this Lease. Notwithstanding the foregoing, if Customer is not in default of any of its obligations under this Lease, Customer may elect to purchase the Leased Products at any time during the Term of this Lease at a purchase price determined by B.Braun, upon Customer's request. Such sale shall be on an "as-is, where-is" basis without any recourse to or representation or warranty by B.Braun, and the purchase price shall be due and payable in immediately available funds.

3. TERM. The Term shall be for a period of thirty-six (36) months commencing on the first day of the month after shipment of the Leased Products from B.Braun to Customer and ending on the last day of the 35th month thereafter (the "Term"), unless or until sooner terminated in accordance with the terms hereof.

4. PURCHASE OPTION; RETURN OF LEASED PRODUCTS. By providing at least thirty (30) days written notice to B.Braun, Customer shall have the continuing option, exercisable from time to time during the Term of this Lease to purchase all or a portion of the Leased Products from B.Braun. Upon request by Customer of its desire to purchase any of the Leased Products prior to expiration of the Term, B.Braun will provide Customer with (a) a price per unit as of the effective date of the purchase (plus the remaining balance owed on the Extended Limited Warranty for such Leased Products being purchased), which must be paid in full, and (b) an amendment to this Lease, which will set forth the Monthly Lease Payments for the remaining Term. All outstanding amounts then owed under this Lease must be paid in full prior to B.Braun's obligation to sell any of the Leased Products to Customer. Upon full payment of the purchase price of the Leased Products purchased by Customer and any and all then outstanding amounts due under this Lease (including late charges, penalties and interests, if any), B.Braun shall deliver to Customer a bill of sale for the Leased Products purchased by Customer, which shall indicate that such purchase by Customer is on an "as is," "where is" basis and without any recourse to or representation or warranty by B.Braun (except for the Product Warranty, as defined in paragraph 6 of this Lease). Customer shall be solely liable for any sales, use or similar taxes imposed in connection with the purchase of the Leased Products under this Lease. If, upon expiration of the Term, Customer has paid all amounts due under this Lease (including late charges, penalties and interests, if any) Customer shall be deemed to have elected to purchase all of the Leased Products, at a purchase price of $1.00 per unit, which have not been purchased from B.Braun as of the expiration of the Term, unless within thirty (30) days prior to the expiration of the Term, Customer has advised B.Braun that it does not intend to purchase some or all of the remaining Leased Products hereunder.

If Customer does not purchase the Leased Products at the expiration of the Term or any extension of this Lease, or if B.Braun terminates this Lease under
Section 11, then, within ten (10) days after termination, Customer, at its sole cost and expense, shall return the Leased Products to B.Braun in good working condition (normal wear and tear excepted) by delivering the Leased Products, adequately packaged, addressed, and insured against loss in transit, to B.Braun at such location as B.Braun shall specify in writing to Customer. Any Leased Products to be returned to B.Braun as part of a "trade in" or other exchange of leased products shall be returned within thirty (30) days after receipt of such new leased products.

If Customer fails to purchase or return the Leased Products, as applicable, then Customer shall be deemed to have elected to renew the Term on a month-to-month basis upon the same terms as set forth herein, except that B.Braun shall have the right at any time after the deemed election to terminate this Lease upon ten
(10) days' prior notice to Customer, in which event, Customer shall, at its sole cost and expense, promptly return the Leased Products to B.Braun in good working condition (normal wear and tear excepted) by delivering the Leased Products, adequately packaged, addressed, and insured against loss in transit, to B.Braun at such location as B.Braun shall specify in writing to Customer.

5. MAINTENANCE AND REPAIRS. Customer shall at all times during the Term and at its sole cost and expense, maintain the Leased Products in good working condition and repair, reasonable wear and tear excepted. Customer immediately shall notify B.Braun of any repairs or replacements of the Leased Products that are necessary and shall not, without the prior authorization of B.Braun, make any such repairs or replacements. Any replacement parts, changes in or improvements to the Leased Products shall become and remain the sole property of B.Braun. B.Braun will not be responsible at any time for the cost of repairs or replacement of the Leased Products resulting from the negligent or intentional acts of, or misuse by, Customer or from any services performed by persons other than B.Braun or its authorized agent

6. WARRANTY. The product warranty, and the Extended Limited Warranty (collectively, the "Product Warranty") made by B.Braun is attached hereto and made a part of this Lease. The Total Lease Amount includes the cost of the Extended Limited Warranty during the period from the second anniversary of this Lease through the third anniversary, and is provided in accordance with the terms and conditions of the Extended Warranty Program Agreement attached hereto.

7. DELIVERY. B.Braun shall deliver the Leased Products to Customer at the shipping address noted above. Shipment of the Leased Products by B.Braun will be made F.O.B. origin. All shipping dates quoted whether verbal or written are approximate and are based upon prompt receipt by B.Braun of all necessary information from Customer. B.Braun shall not be liable to Customer for any delays in the delivery of the Leased Products.

8. TITLE/LOCATION/USE.

(a) TITLE; SECURITY INTEREST

Title to the Leased Products shall at all times remain with B.Braun. This Lease is intended by B.Braun and Customer to be a lease and not a sale, but to the extent, at any time or from time to time, this Lease is construed or asserted to be a transaction intended as security, B.Braun retains and/or Customer hereby grants to B.Braun a first lien security interest in and to all of the Leased Products, the proceeds of any sale thereof, assignment, lease or sublease thereof, any insurance proceeds, and any other rights of Customer in and to the Leased Products, this Lease and/or their proceeds. The parties understand and agree that, unless otherwise specified herein, Customer does not acquire, under this Lease, any right, title or interest in or to the Leased Products, except the right to possess and use the Leased Products during the Term so long and only so long, as there is no Event of Default continuing with respect to Customer. Unless and until the Leased Products are purchased and paid for by Customer pursuant to Section 2 or 4 of this Lease, the Leased Products are, and shall remain at all times, the personal property of B.Braun regardless of how they are or may become attached or installed by Customer. In order to protect B.Braun's security interest in the Leased Products, Customer hereby authorizes B.Braun (or B.Braun's agent) to file any UCC-1 forms, financing statements or other forms to evidence B.Braun's rights to, interest in, and claims upon the Leased Products. Customer agrees to reimburse B.Braun for any expenses incurred by B.Braun in preparing and filing any such financing statements or forms and for B.Braun's other documentation costs in connection with this Lease.

(b) LOCATION, USE, INSPECTION

On every June 1st and December 1st during the Term, and if requested by B.Braun at any other time, Customer will submit a report to B.Braun that identifies the location of the Equipment, by serial number, as of the date of such report. Customer shall be responsible for maintaining accurate records, which shall include the identification by serial number and location for each Leased Product, in accordance with the United States Food and Drug Administration ("FDA") rules and regulations. Customer shall use and/or operate the Leased Products in a careful and lawful manner, and shall not make any alterations or additions to the Leased Products without the prior written consent of B.Braun. Customer shall use the Leased Products only for the purposes and in accordance with the instructions indicated on the labeling of or included with the Leased Products. B.Braun retains the right to inspect the Leased Products at any time upon reasonable notice to Customer to ensure compliance with the provisions of this Lease and all applicable laws. Customer certifies and warrants that the Leased Products are for its own use and Customer will not sell or otherwise transfer the Leased Products without the prior written consent of B.Braun. Customer agrees to notify B.Braun, in writing, as to the change in Customer's legal name, fictitious or d/b/a name, and address. Any failure by Customer to notify B.Braun of any such change shall, at B.Braun's election, be deemed a material breach of this Lease.

(c) LOSS OR DAMAGES

Customer shall bear the entire risk of loss or theft, destruction or damage of the Leased Products from any cause whatsoever, which loss or damage occurs after B.Braun delivers the Leased Products to Customer. No such event shall relieve Customer of its obligations to pay Monthly Lease Payments or any charges then outstanding or as may become due under this Lease.

(d) LIENS AND TAXES

Customer shall at all times during the Term protect and defend, at its own cost and expense, the title of B.Braun in the Leased Products from and against all claims, liens, encumbrances and legal processes ("Encumbrances") of Customer's creditors, and shall keep all Leased Products free and clear from all Encumbrances.

Customer shall also prepare and file all applicable tax returns relating to the ownership, use, lease or possession of the Leased Products and shall pay all taxes when due, including without limitation, all excise and property taxes, and upon reasonable request of B.Braun, shall furnish B.Braun with evidence of such filing.

(e) MODIFICATIONS, ALTERATIONS

Customer shall make no alterations in, or attachments to, the Leased Products, without the prior written consent of B.Braun. In addition, Customer shall not remove, alter, or cover any trademarks, tradenames, labels, signs, symbols or serial numbers that are, or may be attached to the Leased Products by or at the request of B.Braun. Notwithstanding the foregoing sentence, Customer may mark the Leased Products with its own identifiers to meet its own internal tracking requirements.

9. INSURANCE. Customer shall at all times during the Term maintain, at its sole cost and expense, insurance against (i) loss, theft, destruction or damage of or to the Leased Products and (ii) third party liability insurance in amounts and with exclusions and deductions acceptable to B.Braun. All such insurance shall be underwritten by insurance companies and on such terms as are satisfactory to B.Braun. Upon request, Customer shall provide B.Braun with satisfactory evidence of such insurance and, if requested by B.Braun, shall cause B.Braun and its successors and assigns to be named as a loss payee or additional insured on such policies. During the Term, Customer shall not terminate amend or modify such insurance without the prior written consent of B.Braun. No insurance shall be subject to any co-insurance clause and Customer shall be obligated to maintain insurance under this Lease as primary coverage for B.Braun and irrespective of any insurance maintained by B.Braun on the Leased Products.

10. FORCE MAJEURE. B.Braun shall be excused from any delay in, or impossibility of, performance due to any cause beyond its or its supplier's or sub-contractor's control, acts of God, war, acts of government, regulatory agencies or judicial bodies, acts of Customer or third parties, raw materials shortages, energy or fuel shortages, fire, flood, strike or labor trouble, sabotage, or delays in manufacturing or delays in obtaining labor, materials, equipment or transportation. In the event of any such delay, B.Braun may allocate the products among all of its customers, without penalty or liability.

11. DEFAULT AND DEFAULT REMEDIES. The following shall constitute an Event of Default under this Lease: (a) Customer repudiates this Lease for any reason, (b) Customer fails to use or operate the Leased Products in a careful and lawful manner and in a manner consistent with their intended purpose, (c) Customer fails to protect B.Braun's property rights in and to the Leased Products, (d) Customer fails to maintain required property and liability insurance as required by Section 9 of this Lease, (e) Customer winds up, dissolves, or otherwise terminates its existence, or consolidates or merges with or into another entity or sells, leases or transfers all or substantially all of its assets to any entity, (f) Customer becomes or is adjudicated insolvent or bankrupt, admits in writing its inability to pay its debts or makes an assignment for the benefit of credits, or there is an appointment of a receiver or trustee for Customer or for a substantial part of its assets, or Customer institutes any bankruptcy or reorganization under the laws of any jurisdiction or any such proceeding is instituted against Customer, (g) Customer fails to make any Monthly Lease Payment or any other amount payable to B.Braun under this Lease when such payment is due, (h) Customer is in breach of any provision of this Lease or Customer fails to perform any other of its obligations under this Lease, or there occurs an event under clauses (b), (c) (d), (g) or (i) of this paragraph, and such failure continues for ten (10) days after B.Braun gives Customer written notice of such failure and Customer fails to cure such breach or failure to B.Braun's satisfaction within such ten (10) day period, or (i) Customer is in default under any document, lease or other agreement or instrument evidencing obligations of Customer or any of its affiliates to B.Braun, whether now existing or hereafter existing, which default remains uncured beyond the expiration of any applicable grace or cure period.

Upon an Event of Default, B.Braun, at its sole discretion and without further notice to Customer, may (in addition to other remedies available at law or equity) undertake any or all of the following remedies: (a) recover from Customer any further amounts then due as of the date of the Event of Default and declare due and payable any unpaid Total Lease Amount and all amounts which would have become due if this Lease had remained in effect for the full Term following such Event of Default; (b) demand the return of the Leased Products to B.Braun in the manner set forth in Section 4 of this Lease; (c) take immediate possession of the Leased Products wherever located, without demand or notice, without any court order or other process of law, and without any liability to Customer for any damages occasioned by such taking, it being agreed that B.Braun may enter the premises of Customer where the Leased Products are maintained to remove the Leased Products; (d) terminate this Lease by notice to Customer; provided that, a termination hereunder shall occur only with respect to the Leased Products specified in such written notice and in all other respects, this Lease shall continue in full force and effect and Customer shall be obligated to perform all acts and to pay all amounts when due with respect the Leased Products for which this Lease was not terminated; and/or (e) pursue any other remedy available at law or in equity.

No right or remedy herein conferred upon or reserved to B.Braun is exclusive of any other right or remedy herein or provided by law or at equity, but each such remedy shall be cumulative of every other right or remedy, and may be enforced concurrently or sequentially. If an Event of Default occurs under this Lease prior to confirmation of a plan of reorganization in Bankruptcy Case No. 00-3329, the trustee in such bankruptcy case and Customer agree not to oppose B.Braun in obtaining relief from the automatic stay under 11 U.S.C. Section 362 to exercise any of its rights under the terms of this Lease or applicable law.

12. INDEMNIFICATION. Except for liabilities arising from a breach of the Product Warranty by B.Braun (prior to the expiration thereof), Customer hereby accepts responsibility for, and indemnifies and holds B.Braun and its successors and assigns harmless from and against, any and all liabilities, damages and claims (including, without limitation, expenses of litigation, investigators and attorney's fees, settlements and damages) arising from or related to Customer's acceptance, leasing, purchase by Customer, possession, maintenance, selection, use or operation of the Leased Products, including without limitation and by way of example, any failure to utilize appropriate type(s) of Leased Products for a given patient or type of IV administration, failure to observe the Leased Product's audio or visual alarms during IV administration, or failure to observe proper set-up, operation and supervision procedures prior to, during and after IV administration. Customer's obligations hereunder shall survive the termination of this Lease.

B.Braun indemnifies and holds Customer and its successors and assigns ("Customer Parties") harmless from and against any and all liabilities damages and claims (including, without limitation, expenses of litigation, investigators' and attorneys' fees, settlements and damages asserted by persons other than Customer Parties arising from or related to defects in materials and/or workmanship of the Leased Products, except to any extent due to the acts or omissions of Customer Parties or any other party, failure to use or maintain the Lease Products in accordance with their instructions, or any modification or alteration made to the Leased Products by Customer Parties or any other party, other than B.Braun. Customer shall immediately submit all such claims to B.Braun and B.Braun shall control the defense thereof. If Customer desires to join any defense of such claim, it shall be entitled to do so at its sole cost and expense. Customer agrees to cooperate with B.Braun and its counsel.

13. COMPLIANCE WITH LAWS.

(a) COMPLIANCE

Customer shall comply with all applicable laws, ordinances, rules and regulations of federal, state and local government authorities and/or agencies applicable to this Lease or the purchase, operation, condition, maintenance or use of the Leased Products.

(b) REIMBURSEMENT

IF ANY PRICING UNDER THIS LEASE CONSTITUTES A DISCOUNT OR OTHER REDUCTION IN PRICE UNDER SECTION 1128(b)(3)(A) OF THE SOCIAL SECURITY ACT, 42 U.S.C. 1320a-7b(b)(3)(A), CUSTOMER SHALL DISCLOSE THE DISCOUNT OR REDUCTION IN PRICE TO THE FULL EXTENT REQUIRED UNDER ANY STATE OR FEDERAL PROGRAM WHICH PROVIDES COST OR CHARGE BASED REIMBURSEMENT TO CUSTOMER FOR ANY PRODUCTS COVERED UNDER THIS LEASE. THIS ACT REQUIRES, AMONG OTHER THINGS, THAT CUSTOMER FULLY AND ACCURATELY REPORT ON ANY CLAIM OR REQUEST FOR PAYMENT IT SUBMITS TO MEDICARE AND MEDICAID THE ACTUAL PURCHASE PRICE PAID BY CUSTOMER FOR THE LEASED PRODUCTS, NET OF ANY DISCOUNTS, REBATES OR ALLOWANCES PROVIDED TO CUSTOMER UNDER THIS LEASE.

(c) REPORTING

Customer acknowledges that it is familiar with the Safe Medical Devices Act of 1990 (the "Devices Act") and the reporting obligations imposed on device users thereunder. In this regard, Customer agrees to notify B.Braun within ten (10) days of the occurrence of any event identified in the Devices Act imposing a reporting obligation on Customer and/or B.Braun (except for events representing an imminent hazard that requires notification to the FDA within seventy -two
(72) hours, in which case, such notice will be delivered to the other party immediately upon receipt).

(d) DEVICE TRACKING

Customer shall maintain adequate tracking systems for the Leased Products to enable B.Braun to meet the FDA requirements applicable to the tracking of medical devices.

14. MISCELLANEOUS.

(a) LIMITATION OF LIABILITY

In no event shall B.Braun be liable to Customer for any indirect, incidental, special, consequential or punitive damages (including damages for lost profits) arising out of or in connection with the delivery, use or service of the Leased Products or the performance, use or inability to use the Leased Products or otherwise, whether based in contract, warranty, tort (including negligence) or any other legal or equitable theory. B.Braun's total liability for any claim or action arising out of or related to this Lease or the Leased Products shall not in any event exceed the Total Extended Price.

(b) GOVERNING LAW

This Lease, including any warranties, and any dispute or claim arising out of or relating to this Lease or the Leased Products shall be governed by the laws of the Commonwealth of Pennsylvania excluding any choice of law rules which may direct the application of the laws of any other jurisdiction. Any suits, actions, claims, causes of action or proceedings arising directly, indirectly or otherwise in connection with, out of, or related to, this Lease, the Leased Products, any dealings between B.Braun and Customer relating to the subject matter hereof and/or the relationship established between B.Braun and Customer under this Lease (each, an "Action") shall be brought, at B.Braun's sole discretion and election, in the courts situated within the Commonwealth of Pennsylvania and Customer hereby consents and submits to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania. Customer hereby waives any right it may have to transfer or change the venue of any Action. CUSTOMER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY ACTION, AND ACKNOWLEDGES AND AGREES THAT THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL ACTIONS THAT MAY BE FILED IN ANY COURT. CUSTOMER ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THIS SECTION 14(b) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH B.BRAUN IS RELYING IN ENTERING INTO THIS LEASE.

(c) AMENDMENTS

Any term may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of B.Braun and Customer. The failure of B.Braun in any instance to exercise any of its rights under this Lease shall not constitute a waiver of it or any other right under this Lease. No waiver of any breach or condition of this Lease shall be deemed to be a waiver or breach of any other or a subsequent breach or condition whether of like or different nature. No changes in this Lease, including any conflicting or additional terms contained in any purchase order, invoice or other document submitted by Customer, shall be valid.

(d) ASSIGNMENT

Customer may not assign, transfer, pledge, hypothecate, encumber, sublease, grant a security interest in or otherwise dispose of Customer's interest in this Lease, the Leased Products or any interest therein, or permit the Leased Products to be used by anyone other than Customer or its authorized personnel, in each instance, without the prior written consent of B.Braun. B.Braun's consent to any of the foregoing shall not discharge or diminish Customer's obligations under this Lease and any person's rights with respect to this Lease and the Leased Products shall be expressly made subject and subordinate to the rights of B.Braun under this Lease. B.Braun shall have the right at any time to assign (including title to the Leased Products) or grant a security interest in this Lease or the Leased Products or any part or parts thereof for any purpose without notice to, or consent by, Customer. Any assignee or secured party shall have the same rights as B.Braun under this Lease. Customer shall not assert against any assignee or secured party any defense, claim or set-off Customer may have against B.Braun and any assignee or secured party shall not be liable or responsible to perform any of B.Braun's obligations under this Lease. Customer's duties and obligations under this Lease shall not be effected by any assignment of this Lease and Customer shall, if requested, recognize each such assignment or grant of a security interest and upon reasonable notice from B.Braun, shall execute and deliver such documents as B.Braun reasonably believes are necessary to effect such assignment. Customer hereby expressly waives any protections available under 11 U.S.C. Section 365(f).

(e) BINDING EFFECT

The obligations and liabilities of Customer arising under this Lease shall survive the expiration or earlier termination of this Lease until all obligations have been met and all liabilities have been paid in full. This Lease shall be binding upon and inure to the benefit of B.Braun and Customer and each of their respective successors and permitted assigns including without limitation, any successor of Customer's by way of merger, consolidation or sale of all or substantially all of its assets or equity.

(f) REPRESENTATIONS OF THE PARTIES

Each party hereby represents to the other party that (i) it has the right to enter into this Lease and to perform all of its obligations hereunder, (ii) this Lease when executed and delivered by the party, will be a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and (iii) neither the execution of this Lease by such party nor the performance of its obligations hereunder conflicts with or contravenes any other contract, agreement, lease or instrument to which such party is a party or by which such party or its assets are bound.

(g) SEVERABILITY

If any clause or provision of this Lease or the application thereof to any person or circumstance is conclusively determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Lease and the application thereof shall not be affected thereby and shall be enforced to the fullest extent permitted by applicable law.

(h) ENTIRE LEASE

This Lease, the Warranty, the Extended Warranty Program Agreement, and any addenda, schedules, attachments and supplements now or hereafter attached hereto, as the same may be amended from time to time, constitutes the entire agreement between the parties hereto with respect to the Leased Products irrespective of any inconsistent or additional terms and conditions on Customer's purchase orders or other documents. Customer understands and agrees that any terms and conditions outside of this Lease shall be without force and effect. All prior negotiations, representations, discussions, contracts or agreements concerning the subject matter hereof, whether express or implied, oral or written, are cancelled and of no force and effect.

(i) NOTICES

Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally (by hand, messenger or other overnight courier service), or deposited in the United States mail, first class, certified, return receipt requested, postage prepaid, and shall be deemed given
(i) when delivered, if delivered personally, (ii) one business day if delivered by overnight courier service, or (iii) three (3) business days after the date of deposit in the United States mail, if mailed; and shall be addressed to B.Braun and Customer at the street addresses set forth in the beginning of this Lease. Either party may change its address to which notices or other communications are to be sent by giving written notice of any such change to the other party in the manner provided herein for giving notice.

(j) [INTENTIONALLY OMITTED]

(k) BANKRUPTCY COURT APPROVAL AND ASSUMPTION OF AGREEMENT

This Lease shall not become effective unless and until the United States Bankruptcy Court for the District of Delaware enters a final Order in a form reasonably satisfactory to B.Braun approving the terms and conditions of the Continuing Guaranty and Suretyship of Coram Healthcare Corporation and Coram, Inc., which jointly and severally, are guarantors and suretys of the obligations of Customer under this Lease. B.Braun's obligations under this Lease are contingent upon B.Braun's satisfaction with the Court's Order.

(l) COUNTERPARTS

This Lease may be executed in one or more counterparts, all of which shall constitute one original agreement for all purposes. Any and all counterpart signatures may be executed by facsimile or electronic means and any signature so executed shall be deemed an original signature of the executing party.

By execution hereof, Customer agrees to be bound by all of the terms and conditions of this Lease. This Lease does not become effective unless and until it is executed by B.Braun

IN WITNESS WHEREOF, B.Braun and Customer have executed this Lease Agreement as of the date first above written.

CUSTOMER: CURAFLEX HEALTH SERVICES, INC.      B.BRAUN MEDICAL INC.

By:    /s/ Frank Geiger                       By:   /s/ Scott Quilty
       ---------------------------------            ---------------------------
       Signature                                    Signature

Name:  Frank Geiger                           Name  Scott Quilty
       ---------------------------------            ---------------------------
       (Type or print name)                         (Type or print name)

Title: Senior Vice President                  Title Vice President, OPM Sales
       Materials Management                         ---------------------------
       ---------------------------------


------------------------------------     --------------------------------------
FOR INTERNAL USE ONLY:

Shipping Date                            ADDITIONAL FORMS ATTACHED:
              ---------------------
Lease Payment Start Date                 X  Warranty
                        -----------
Expiration Date                          X  Extended Warranty Program Agreement
                -------------------
Repair Authorization
                     --------------
Other
      -----------------------------
------------------------------------     --------------------------------------

================================================================================

                             B. BRAUN MEDICAL INC.
                        Vista(TM) Basic Infusion Device
                                PRODUCT WARRANTY

B. Braun Medical Inc. ("B.Braun") warrants to and only to the original purchaser or lessee ("Customer") of the Vista(TM) Basic Infusion Device ("Equipment") that reasonable care has been used in the manufacture of each unit of Equipment and that, when properly used and maintained by Customer, it shall be free from defects in material and workmanship in accordance with its specifications for a period of two (2) years from the date of shipment of such Equipment by B.Braun ("Warranty Period"). Any unit of Equipment that is found by B.Braun not to meet these standards within this Warranty Period will, at B.Braun's sole option, be repaired or replaced without charge. Any defective unit of Equipment or component thereof should be returned promptly to B.Braun, properly packaged and with postage prepaid by Customer. Customer shall provide labor for the removal of defective Equipment and installation of its replacement, and shall bear all risk of loss or damage while in transit. In the event no breach of warranty is discovered by B.Braun upon receipt of any returned item, the item will be returned to Customer at Customer's expense.

This Warranty is valid only if the Equipment is operated and maintained as described in B.Braun's operator's manuals, supplements or other operating instructions. This Warranty shall not apply to any Equipment or component thereof if (1) any repairs, alterations, or other work has been performed on the Equipment or any component thereof by anyone other than B.Braun or a technician or repair facility authorized in writing by B.Braun; (2) the Equipment is altered in any manner that, in B.Braun's sole judgement, affects its stability or reliability; (3) the alleged condition or defect is a result of the misuse, improper cleaning or improper handling, negligence, accident or improper maintenance of any party; (4) the Equipment is not used in accordance with its instructions for use furnished by B.Braun or is not used for its intended purpose.

Any defect or condition that has been caused by the misuse, unauthorized modification, or abnormal conditions of operation, or that is otherwise excluded from this Warranty, will be repaired by B.Braun at its then current repair charges. In this case, upon the request of Customer, B.Braun will submit an estimate of the repair cost to Customer prior to making any repairs. This Warranty does not extend to damages to, or resulting in whole or in part from the use of, components, accessories, parts or supplies not supplied by B.Braun for use with the Equipment. Products or components not manufactured by B.Braun are not warranted by B.Braun, and Customer must rely on the warranties, if any, provided directly be the manufacturer of such product or component.

EXCEPT AS EXPRESSLY PROVIDED HEREIN, B.BRAUN MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED BY OPERATION OF LAW OR OTHERWISE WITH RESPECT TO THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The sole and exclusive remedy of Customer for breach by B.Braun of any warranty shall be limited, at B.Braun's sole election, to the repair or replacement of the unit of Equipment or any component thereof. In no event shall B.Braun be liable to Customer for any indirect, incidental, special, consequential or punitive damages (including damages for lost profits) arising out of or in connection with the delivery, use or service of any Equipment or the performance, use or inability to use the Equipment or otherwise, whether based in contract, warranty, tort (including negligence) or any other legal or equitable theory.

B.Braun neither assumes, nor authorizes any person to assume for it, any additional liability or responsibility in connection with the Equipment and no agent, employee or representative of B.Braun has the right to modify or expand the warranties set forth herein and no such modification or expansion should by relied upon by Customer.

         B. BRAUN MEDICAL INC. 824 TWELFTH AVENUE, BETHLEHEM, PA 18018
                        CUSTOMER SUPPORT 1 (800) 627-7867                2/3/03


================================================================================

                             B. BRAUN MEDICAL INC.

                      EXTENDED WARRANTY PROGRAM AGREEMENT

The undersigned Curaflex Health Services, Inc. ("Customer") is leasing 1000 Vista(R) Basic IV Pumps (the "Equipment") from B. Braun Medical Inc. ("B.Braun") under its lease agreement dated May 12, 2003, Contract No. ______________ (the "Contract").

In connection with the Contract, Customer has elected to purchase from B.Braun the following additional product warranty:

TYPE AND PERIOD OF WARRANTY PURCHASED BY CUSTOMER:

Extended Limited Warranty for a period of one (1) year at a purchase price of $96.00 per unit of Equipment per year, for an aggregate purchase price of $96,000.00 per year (said period to commence upon the second anniversary of the Contract through the third anniversary thereof)

PAYMENT:

The applicable purchase price set forth above shall be referred to as the "Annual Warranty Price." The Annual Warranty Price shall be paid by Customer to B.Braun as provided in the Contract. This Extended Warranty Program Agreement is subject to the terms and conditions in the Contract, and the Contract is hereby incorporated herein, by reference thereto.

WARRANTY DESCRIPTION:

The Extended Limited Warranty Program provides for repair by factory trained technicians at the manufacturing facility, subject to the terms of this agreement. The Extended Limited Warranty shall commence immediately after expiration of B.Braun's standard factory warranty covering such type of equipment (which is two year from date of shipment). During the Extended Limited Warranty period, B.Braun shall repair or replace, at B.Braun's option and at no cost to Customer, any unit of Equipment determined by B.Braun to have defects in material or workmanship. To initiate the repair or replacement of a defective unit of Equipment, Customer must notify B.Braun at (800) 627-PUMP and fully complete and deliver to B.Braun a Returned Material Authorization Form ("RMA"). All defective items must be properly packaged and shipped freight prepaid to B.Braun at the address indicated on the RMA. Any loss or damage during shipment of any defective Equipment to B.Braun shall be at the sole risk of Customer. Only Equipment appearing on an RMA shall be acceptable for repair or replacement. If B.Braun determines that any defect or condition in any unit of Equipment has been caused by the misuse, unauthorized modification, or abnormal conditions of operation, B.Braun shall repair the item at a cost to Customer equal to its then current repair charges. In such case, B.Braun shall provide Customer with an estimate of the repair cost prior to making any repairs.

WARRANTY EXCLUSIONS

The Extended Limited Warranty shall not apply:

         o to any cosmetic upgrades, including cosmetic bezels, case tops, case bottoms and key pads;

         o if any condition or defect is a result of the misuse, improper cleaning or improper handling, negligence, abuse, accident or improper maintenance of any party other than B.Braun;

         o if the Equipment and/or the repair kit is not used in accordance with its instructions for use furnished by B.Braun or is not used for its intended purpose;

         o if any repairs, alterations, or other work has been performed on the Equipment or any component thereof by anyone other than B.Braun or a technician or repair facility authorized in writing by B.Braun; or

         o the Equipment is altered in any manner that, in B.Braun's sole judgement, affects its stability or reliability;

Batteries are not included in the Extended Limited Warranty. The Extended Limited Warranty is valid only if the Equipment is operated and maintained as described in B.Braun's operator's manuals, supplements or other operating instructions. This Extended Limited Warranty does not extend to damages to, or resulting in whole or in part from the use of, components, accessories, parts or supplies not supplied by B.Braun for use with the Equipment. Products or components not manufactured by B.Braun are not warranted by B.Braun, and Customer must rely on the warranties, if any, provided directly be the manufacturer of such product or component.

Any defect or condition that has been caused by the misuse, unauthorized modification, or abnormal conditions of operation, or that is otherwise excluded from this Warranty, will be repaired by B.Braun at its then current repair charges. In this case, upon the request of Customer, B.Braun will submit an estimate of the repair cost to Customer prior to making any repairs.

EXCLUSIVE REMEDY

EXCEPT AS EXPRESSLY PROVIDED HEREIN, B.BRAUN MAKES NO WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED BY OPERATION OF LAW OR OTHERWISE WITH RESPECT TO THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE SOLE AND EXCLUSIVE REMEDY OF CUSTOMER FOR BREACH BY B.BRAUN OF ANY WARRANTY PURCHASED BY CUSTOMER HEREIN SHALL BE LIMITED, AT B.BRAUN'S SOLE ELECTION, TO THE REPAIR OR REPLACEMENT OF THE UNIT OF EQUIPMENT OR ANY COMPONENT THEREOF OR THE SERVICES PROVIDED. IN NO EVENT SHALL B.BRAUN BE LIABLE TO CUSTOMER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING DAMAGES FOR LOST PROFITS) ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR SERVICE OF ANY EQUIPMENT OR THE PERFORMANCE, USE OR INABILITY TO USE THE EQUIPMENT OR OTHERWISE, WHETHER BASED IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE THEORY.

B.Braun neither assumes, nor authorizes any person to assume for it, any additional liability or responsibility in connection with the Equipment and no agent, employee or representative of B.Braun has the right to modify or expand the warranties set forth herein and no such modification or expansion should by relied upon by Customer.

TERM

The Extended Limited Warranty shall remain in effect for the period identified on the front page of this agreement, unless terminated earlier by B.Braun due to Customer's failure to pay any amounts due hereunder. In the event of termination by B.Braun, B.Braun shall be entitled to the Annual Warranty Price for the remainder of the warranty period as if such termination did not occur.

This Extended Warranty Program Agreement shall not become effective unless signed below by B.Braun.

Agreed to:

CURAFLEX HEALTH SERVICES, INC.             B. BRAUN MEDICAL INC.

By: /s/ Frank Geiger                       By: /s/ Scott Quilty
   ---------------------------------          ---------------------------------
          (Customer Signature)                      (Authorized Signature)

Print Name: Frank Geiger                   Print Name: Scott Quilty
            ------------------------                   ------------------------
Title Senior Vice President,               Title Vice President, OPM Sales
      Materials Management                       ------------------------------
      ------------------------------

Date May 12, 2003                          Date May 12, 2003
     -------------------------------            -------------------------------

                       CONTINUING GUARANTY AND SURETYSHIP
                BY CORAM HEALTHCARE CORPORATION AND CORAM, INC.

         Intending to be legally bound hereby, and in consideration of B. Braun Medical Inc. ("B.Braun") agreeing to lease 1000 Vista(R) Basic IV Pumps (the "Leased Products") to Curaflex Health Services, Inc. ("Curaflex") under a Lease Agreement of even date herewith (the "Lease"), Coram Healthcare Corporation and Coram, Inc. (individually and collectively, "Guarantor"), jointly and severally, hereby guarantee and become surety for the prompt payment and performance in full and of all of the obligations of Curaflex to B.Braun under the Lease, including all amounts now owed and all amounts which may be owed under the Lease in the future, together with all attorneys' fees and all of B.Braun's other costs of collection. Curaflex is a wholly-owned affiliate of Guarantor. In addition to all other liabilities of the Guarantor hereunder, the Guarantor also agrees to pay to B.Braun, on demand, all costs and expenses (including reasonable attorneys' fees and costs) which may be incurred in the enforcement of the Guarantor's liability hereunder. Payment in full of any obligation of Curaflex under the Lease to B.Braun shall not affect the continuing liability of the Guarantor hereunder with respect to any other obligation under the Lease whenever arising.

         This is an unconditional and absolute guaranty and suretyship of payment and performance, regardless of any set-off or counterclaim of Curaflex or the Guarantor, and regardless of whether B.Braun shall have instituted any proceeding or exhausted any rights against Curaflex, the Guarantor or any other person to compel such performance or to collect any sum under the Lease, at law, in equity or otherwise regardless of any other condition or contingency. B.Braun may, in its sole discretion, enforce this Continuing Guaranty and Suretyship ("Guaranty") against either one or both of the Guarantors, each of which shall be jointly and severally liable hereunder.

         All obligations of Curaflex to B.Braun under the Lease shall be conclusively presumed to have been created in reliance hereupon. No invalidity, unenforceability or release of any of Curaflex's obligations to B.Braun shall affect this Guaranty, which shall be a primary obligation of the Guarantor.

         The Guarantor waives notice of acceptance of this Guaranty and notice of any obligation to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such obligation, suit or other action by B.Braun against, and any other notice to, any party liable thereon (including the Guarantor).

         In the event of any breach of any provision of the Lease or if Curaflex fails to perform any other of its obligations under the Lease, or if there occurs an event under clauses (b), (c), (d), (g) or (i) under paragraph 11 of the Lease, B.Braun will provide written notice to Guarantor of such event and Guarantor shall have ten (10) days to cure such breach or failure to B.Braun's satisfaction within such ten (10) day period. If Guarantor fails to cure such breach or failure to B.Braun's satisfaction within such period, or under any of the following circumstances, B. Braun may, without further notice to Curaflex or the Guarantor, declare that all obligations of Curaflex under the Lease and of Guarantor under this Guaranty, whether or not then due, are immediately due and payable hereunder as to the Guarantor, and B.Braun shall have the right to enforce the obligations of the Guarantor hereunder:

1. the failure of Guarantor to perform any of its obligations hereunder and, upon receiving written notice thereof from B.Braun, if Guarantor fails to cure such failure to B.Braun's satisfaction within ten (10) days after the date of such notice;

2. a material adverse change in the financial condition of the Guarantor (considered collectively), or the transfer of any substantial part of the assets of the Guarantor (considered collectively) for a consideration less than the fair market value thereof; or

3. the suspension of business of the Guarantor, or the sale, dissolution, merger or reorganization of the Guarantor, or the transfer of more than 49% of the ownership interest in, or 20% of the assets of, the Guarantor (except to the extent that any of the foregoing occur when Coram Healthcare Corporation and Coram, Inc. are merged or consolidated into a single entity pursuant to a plan of reorganization in Bankruptcy Case No, 00-3329 and Bankruptcy Case No. 00-3300 (collectively, the "Bankruptcy Cases") and the surviving entity continues to own substantially all of the assets now owned by Coram Healthcare Corporation and Coram, Inc.).

         Guarantor hereby agrees that the automatic stay under 11 U.S.C. Section 362 shall not be applicable to the enforcement by B.Braun of any of its rights under the terms of this Guaranty or applicable law, and the Order approving this Guaranty will so provide.

         The Guarantor agrees that the obligations under this Guaranty shall not be discharged under the terms of the United States Bankruptcy Code and agree to oppose any effort to effect such outcome, unless all obligations presently due and which may become due in the future under the Lease are fully satisfied prior to such discharge. In the event of a plan of reorganization of the estates of the Guarantor pursuant to which substantially all of their assets are merged or consolidated into a single entity, the obligations under the Guaranty shall be assumed by such reorganized entity. Notwithstanding the foregoing, in the event a discharge of Guarantor's obligations under this Guaranty occurs, then all currently due and future obligations under the Lease shall become immediately due and payable by the Guarantor and shall be deemed to be an allowed administrative claim against the Guarantor's bankruptcy estates pursuant to
Section 503 of the United States Bankruptcy Code, 11 U.S.C Section 503(b), and shall be immediately due and payable upon demand. Any claim arising under this Guaranty during the pendency of the Guarantor's bankruptcy proceeding shall be deemed to be an allowed administrative claim under Section 503 (b) of the United States Bankruptcy Code, 11 U.S.C. Section 503 (b).

         B.BRAUN WILL ONLY HAVE THE RIGHT TO EXERCISE THE FOLLOWING CONFESSION OF JUDGMENT AFTER CONFIRMATION OF A PLAN OF REORGANIZATION OF THE BANKRUPTCY CASES.

         AFTER THE OCCURRENCE OF AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UNDER THE LEASE OR A DEFAULT HEREUNDER, THE GUARANTOR HEREBY AUTHORIZES B.BRAUN, BY ITS ATTORNEY, TO APPEAR FOR THE UNDERSIGNED AND CONFESS JUDGEMENT AGAINST IT IN FAVOR OF B. BRAUN FOR THE FULL AMOUNT OF THE OBLIGATIONS GUARANTEED HEREUNDER, PLUS REASONABLE ATTORNEYS FEES, WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, FOR WHICH THIS GUARANTY OR A COPY VERIFIED BY B.BRAUN'S AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THIS AUTHORITY SHALL CONTINUE AND MAY BE EXERCISED AS OFTEN AS B.BRAUN DESIRES FROM TIME TO TIME UNTIL THE OBLIGATIONS ARE FULLY PAID.

         THE FOREGOING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGEMENT AGAINST THE GUARANTOR. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGEMENT, THE GUARANTOR ACKNOWLEDGES THAT IT UNDERSTANDS THE MEANING AND EFFECT OF THE CONFESSION CONTAINED IN THE FOREGOING PARAGRAPH. SPECIFICALLY, THE GUARANTOR UNDERSTANDS THAT (1) IT IS RELINQUISHING ITS CONSTITUTIONAL RIGHT TO HAVE NOTICE AND AN OPPORTUNITY TO BE HEARD, AND THE RIGHT OT HAVE THE BURDEN OF PROOF OF DEFAULT REST ON B.BRAUN PRIOR TO THE ENTRY OF JUDGEMENT, (2) THE ENTRY OF JUDGEMENT MAY RESULT IN A LIEN ON ITS PROPERTY, INCLUDING ITS REAL ESTATE,
(3) IT WILL BEAR THE BURDEN AND EXPENSE OF ATTACKING THE JUDGEMENT AND CHALLENGING EXECUTION OF THE LIEN AND SALE OF THE PROPERTY COVERED THEREBY, AND
(4) ITS PROPERTY MAY BE TAKEN TO PAY THE PRINCIPAL AMOUNT, INTEREST, COSTS AND ATTORNEYS' FEES. ON THE ADVICE OF SEPARATE COUNSEL OF THE GUARANTOR, THE GUARANTOR KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, UNCONDITIONALLY WAIVES ITS CONSTITUTIONAL RIGHTS AS PROVIDED HEREIN.

         Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally (by hand, messenger or other overnight courier service), or deposited in the United States mail, first class, certified, return receipt requested, postage prepaid, and shall be deemed given (i) when delivered, if delivered personally, (ii) one business day if delivered by overnight courier service, or (iii) three (3) business days after the date of deposit in the United States mail, if mailed; and shall be addressed as follows:

If to B.Braun:                               If to Guarantor:
     B. Braun Medical Inc.                        Coram Healthcare Corporation
                                                    and/or Coram, Inc.
     824 Twelfth Avenue                           1675 Broadway, Suite 900
     Bethlehem, PA 18018                          Denver, CO 80202
     Attn: Scott Quilty                           Attn: Michael Dell, Esq.
     With a copy to: Cathy Codrea, Esq.,
                     Asst. General Counsel

Either party may change its address to which notices or other communications are to be sent by giving written notice of any such change to the other party in the manner provided herein for giving notice. All notices sent to Guarantor hereunder, if occurring prior to the confirmation of a Plan of Reorganization in Bankruptcy Case 00-3329, shall also be sent to: Schnader Harrison Segal & Lewis LLP, Suite 3600, 1600 Market Street, Philadelphia, PA 19103-7286, Attention: H. Lee Schwartzberg, Jr., Esquire, by facsimile at (215) 972-7472.

         This Guaranty shall inure to the benefit of B.Braun and its successors and assigns and shall be binding upon the Guarantor and the Guarantor's successors and assigns.

         B.Braun may change the manner or terms of payment, or extend the time for payment, of any or all of Curaflex's liabilities, and may sell, exchange, release or surrender, or otherwise deal with in any manner or order, any other guaranty or suretyship of, and any property by whomsoever at any time pledged to secure, any of Curaflex's liabilities, and may exercise or refrain from exercising any right against Curaflex or any other person in B.Braun's absolute discretion, without affecting this Guaranty.

         The Guarantor hereby submits to the jurisdiction and venue of the Court of Common Pleas of Lehigh County, Pennsylvania (following confirmation of a plan of reorganization in the Bankruptcy Cases)and the United States District Court for the Eastern District of Pennsylvania, and hereby waives trial by jury. This Guaranty shall be construed in accordance with and enforced under the laws of the Commonwealth of Pennsylvania, notwithstanding its laws of conflict of laws.

         Any provisions hereof that is void or unenforceable shall be disregarded and the remaining provisions hereof shall be enforced as if such void or unenforceable provisions were omitted.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Guaranty this 12th day of May, 2003.

                                          Guarantors:

                                          Coram Healthcare Corporation

                                          By /s/ Frank Geiger
                                             -------------------------
                                             Name: Frank Geiger
                                             Title: Senior Vice President,
                                                    Materials Management


                                          Coram, Inc.

                                          By /s/ Frank Geiger
                                             -------------------------
                                             Name: Frank Geiger
                                             Title: Senior Vice President,
                                                    Materials Management